Exhibit 10.8

AMENDMENT TO PROFESSIONAL SERVICES AGREEMENT

This Amendment to Professional Services Agreement dated as of December 19, 2007 (the “Amendment”) is entered into as of March 11, 2010, by and between NovaRay Medical, Inc., a Delaware corporation (the “Client”) and Triple Ring Technologies, Inc. (the “Company”). All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in that certain Professional Services Agreement dated as of December 19, 2007 by and between the Client and the Company (the “Agreement”).

RECITALS

WHEREAS, the Company and Client entered into the Agreement;

WHEREAS, the Company and Client desire to amend the Agreement to modify the term of the Agreement as set forth herein.

NOW, THEREFORE, in compliance with Section 26 of the Agreement and in consideration of the mutual promises and covenants set forth herein and in the Agreement, the Client and the Company hereby agree as follows:

Section 4 of the Agreement entitled “Term” is hereby amended to read in its entirety:

“Term. The term of this Agreement shall commence on the Effective Date, and shall continue in full force and effect through April 30, 2010, unless terminated earlier by operation of and in accordance with this Agreement. The Agreement may only be extended thereafter by mutual written agreement.”

The Client and the Company agree that the Agreement shall be deemed to be in full force and effect through the date hereof and until the earlier of i) termination of the Agreement in accordance with the Agreement or ii) expiration of the Agreement pursuant to Section 4 of the Agreement as amended by this Amendment.

The second paragraph of Section 13 of the Agreement entitled “Protection of Confidential Information” is hereby amended to read in its entirety:

“The parties acknowledge and agree that project(s) (i) that Company performs for NRCT LLC, to the extent each such project is within the scope of the Exclusive License Field of Use as such is term defined under the agreement between Client and NRCT LLC dated October 2006, (ii) related to low-dose imaging for pediatrics including without limitation Project Number 1RC1HL100436-01 funded by the National Institute for Health, (iii) related to kilovoltage delivery of radiation therapy and (iv) related to baggage inspection systems shall be deemed an Approved Project hereunder and the Company hereby waives notice for such project(s) and shall be deemed to have received notice and reasonable opportunity to determine the degree of any such risk of unauthorized use or disclosure hereunder. Company shall have the right to perform services for such project to the extent the services are within the scope of the Exclusive License Field of Use without obtaining Client’s prior written approval. Company shall not perform services for NRCT LLC outside of the Exclusive License Field of Use that would constitute Competitive Business hereunder without first obtaining Client’s prior written approval as provided in this Section 13.”

The Client and the Company hereby acknowledge and consent to the foregoing amendment to the Agreement as set forth herein.

Except as amended herein, all other terms and provisions of the Agreement shall remain in full force and effect.

This Amendment shall be effective upon its execution by the Client and the Company.

This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile or electronic transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile or electronic signature were the original thereof.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by the proper and duly authorized officers as of the day and year first written above.

CLIENT:

NOVARAY MEDICAL, INC.

By:	/s/ Lynda Wijcik
Name:	Lynda Wijcik
Title:	Chairman of the Board of Directors

COMPANY:

TRIPLE RING TECHNOLOGIES, INC.

By:
Name:	Joseph Heanue
Title:	President

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by the proper and duly authorized officers as of the day and year first written above.

CLIENT:

NOVARAY MEDICAL, INC.

By:
Name:	Lynda Wijcik
Title:	Chairman of the Board of Directors

COMPANY:

TRIPLE RING TECHNOLOGIES, INC.

By:	/s/ Joseph Heanue
Name:	Joseph Heanue
Title:	President